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                                                                    EXHIBIT 99.1



                       CERTIFICATION ADOPTED PURSUANT TO
                 SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002



In connection with the Annual Report of Prestolite Electric Holding, Inc. (the Company) on Form 10-K for the period ending December 31, 2002 as filed with the Securities and Exchange Commission on the date hereof (the Report), I, P. Kim Packard, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C ss. 1350, as adopted pursuant to ss. 906 of the Sarbanes-Oxley Act of 2002, that:

         (1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

         (2) The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company

Date: March 26, 2003                              By: /s/ P. Kim Packard
                                                     ---------------------------
                                                  P. Kim Packard
                                                  President and
                                                  Chief Executive Officer